

Brown & Brown INSURANCE

Brown & Brown, Inc.

Investor Day

September 18, 2018

Information Regarding Forward-Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.

Many risks and uncertainties may impact the matters addressed in these forward-looking statements. Information about such risks and uncertainties may be found in our filings with the Securities and Exchange Commission. These risks and uncertainties could cause our results or performance to differ materially from those we express in our forward-looking statements.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so.

Important Disclosures Regarding Non-GAAP Measures

This presentation contains references to "non-GAAP financial measures" as defined in SEC Regulation G, including EBITDAC, EBITDAC Margin, Diluted Net Income Per Share – Adjusted, Free Cash Flow, Cash Flow Conversion, Cash Flow Yield, Net Debt Outstanding and Organic Revenue. We present these measures because we believe they are of interest to the investment community and because we believe they provide additional meaningful methods of evaluating certain aspects of the Company's operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (GAAP) basis. These financial measures should be considered in addition to, not in lieu of, the Company's consolidated income statements and balance sheets as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from the methods used by other companies and, therefore, comparability may be limited.

Earnings Measures – We believe these non-GAAP measures, as defined below, provide a meaningful representation of the operating performance of the Company and improve the comparability of results between periods by eliminating the impact of certain items that have a high degree of variability.

- **EBITDAC** is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables.
- **EBITDAC Margin** is defined as EBITDAC divided by total revenues.
- **Diluted Net Income Per Share – Adjusted** is defined as diluted net income per share, excluding (i) the beneficial revenue impact of a $20.0 million legal settlement and the associated legal costs of $1.2 million in the first quarter of 2017 (the "**Legal Settlement**") for the full year of 2017, (ii) the change in estimated acquisition earn-out payables, (iii) the net pretax loss on disposal of certain assets of Axiom Re in 2014 and (iv) the impact of the change in the effective tax rate associated the impact of the Tax Cut and Jobs Act of 2017 (the "**Tax Reform Act**").
- **Free Cash Flow** is defined as net cash provided from operations less capital expenditures.
- **Cash Flow Conversion** is defined as free cash flow divided by total revenue.
- **Cash Flow Yield** is defined as net cash provided from operations less capital expenditures, divided by fully diluted shares, as measured by the average share price for the year.
- **Net Debt Outstanding** is defined as total debt outstanding less cash and cash equivalents.

Revenue Measures – We believe that Organic Revenue, as defined below, provides a meaningful representation of the Company's operating performance and improves the comparability of results between periods by eliminating the impact of certain items that have a high degree of variability. The Company has historically viewed Organic Revenue growth as an important indicator when assessing and evaluating the performance of its four segments.

- **Organic Revenue,** a non-GAAP measure, is defined as commissions and fees less (i) the first twelve months of commission and fee revenues generated from acquisitions, less (ii) profit-sharing contingent commissions (revenues from insurance companies based upon the volume and the growth and/or profitability of the business placed with such companies during the prior year - "contingents"), less (iii) guaranteed supplemental commissions (commissions from insurance companies based solely upon the volume of the business placed with such companies during the current year - "GSCs"), and less (iv) divested business (net commissions and fees generated from offices, and books of business sold by the Company) with the associated revenue removed from the corresponding period of the prior year. Organic Revenue can be expressed as a dollar amount or a percentage rate when describing Organic Revenue growth. We view Organic Revenue and Organic Revenue growth as important indicators when assessing and evaluating our performance on a consolidated basis and for each of our segments, because it allows us to determine a comparable, but non-GAAP, measurement of revenue growth that is associated with the revenue sources that were a part of our business in both the current and prior year and that are expected to continue in the future.



Company Overview

Investment Highlights

- ✓ Proven track record of growing revenue profitably both organically & through acquisitions
- ✓ Experienced leadership team & strong performance-based culture
- ✓ Balanced & highly diversified revenue base
- ✓ Platform operating model with broad distribution network that generates industry-leading financial metrics
- ✓ Strong liquidity & cash flow conversion supported by disciplined capital strategy

Brown & Brown At A Glance

Key Facts

- Headquartered in Daytona Beach, Florida
- Founded in 1939 - 79 years of serving customers
- 8,491 teammates as of December 31, 2017
- Doing business in all 50 states, England, Bermuda, Cayman Islands & Canada; 238 locations in 40 states
- Primarily focused on Property, Casualty, Personal Lines, Employee Benefits, and Ancillary Services

Historical Revenue & EBITDAC Margin



Revenue ($M)
EBITDAC margin
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$1,363
$1,576
$1,661
$1,767
$1,881
34%
31%
33%
33%
32%
2013
2014
2015
2016
2017

Ownership



Shorter-Term Investors 11%
B&B Teammates[1] 30%
Long-Term Institutional Investors 59%

[1] Estimated based upon public filings and data gathered from Brown family and teammates.

2017 Revenue by Segment



Services 9%
National Programs 26%
Retail 51%
Wholesale Brokerage 14%

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Power Of Our Culture

- Lean
- Decentralized
- Profit Oriented
- Sales & Service Focused
- High Quality & Integrity
- Ownership & Entrepreneur
- Prideful Relationships
- Highly Competitive
- Common Goals

Vision

To be the leading insurance broker delivering innovative solutions to our customers

People Recruiting & Enhancing Business

Money Making Business

Selling & Servicing Insurance Business

Innovative Solutions Business

History



Total Revenues ($) in millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2001
Acquired Riedman Insurance Agency ($54M)
2002
Raised $150M of equity for acquisitions
2004
Raised $200M in debt for acquisitions
2005
Acquired Hull & Co. ($63M)
2011
Annual revenue: $1B
2012
Acquired Arrowhead ($105M)
2013
Acquired Beecher Carlson ($106M)
2014
Acquired Wright ($126M) and issued public bond of $500M
Closed $1.35B credit facility
2017
Annual revenue: $1.9B

Sustained track record of profitable growth & integrating acquisitions

Market Profile

All Segments Offer Attractive Growth Opportunities

	Source of Revenue	Margin
National Account	Fees	Low - Medium
Middle - Market	Commissions	Medium
Small Commercial	Commissions	Medium

[1] Middle-market defined as businesses with between 20 and 1,000 employees

Shareholder Value Creation


Seek to deploy capital at rates exceeding multiple hurdle rates based upon strategic nature
Acquisitions
Internal Investments
People, technology & new program investments must exceed hurdle rates
Return to Shareholders
Purchases to minimize dilution from equity plans & opportunistic buys
24 years of consecutive dividend increases

Decentralized Sales & Service Model

Corporate Platform

- Acquisitions
- Branding
- Communications
- HR/Payroll
- Strategic Purchasing
- Talent Development
- IT
- Finance/Treasury
- Legal
- Internal Audit/Compliance

Retail | **National Programs** | **Wholesale Brokerage** | **Services**

Segment Platforms

- Acquisitions
- Carrier Relations
- Cross-Selling
- Knowledge Sharing
- Marketing
- Talent Development

Leverage National Scale – Sell & Service Locally

Balanced & Diversified Business Mix

Revenues by Segment ($M)


$94
$210
$1,881
$2
$22
$12
$58
$23
$22
$19
$146
$272
$480
$964
$165
1993
2000
2017
Retail
Wholesale Brokerage
National Programs
Services

Total Shareholder Returns[1]


1400%
1200%
1000%
800%
600%
400%
200%
0%
1 Yr.
3 Yr.
5 Yr.
10 Yr.
20 Yr.
BRO
Peers[2]
S&P 500

Total Shareholder Returns	1 Yr.	3 Yr.	5 Yr.	10 Yr.	20 Yr.
BRO	36.9%	95.2%	103.7%	220.2%	1313.6%
Peers[2]	8.0%	62.8%	106.3%	212.1%	333.1%
S&P 500	17.4%	47.1%	77.7%	126.2%	203.1%

Source: FactSet as of 8/30/2018
[1] Calculated as change in share price plus total dividends paid
[2] Represents median total shareholder returns of Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company.



Retail

Segment

Segment Overview - Retail

Key Metrics

	2017	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	2.8%	4.6%	7.7%
Organic Revenue Growth	2.9%	2.1%	1.9%
EBITDAC Margin	30.0%	31.0%	31.4%
Revs/Teammate (in thousands)[1]	$235.5	$231.4	$228.0

Business Mix


10%
32%
58%
Commercial Lines
Employee Benefits
Personal Lines

Differentiation

- Culture of ownership & entrepreneurial thinking
- Breadth & depth of capabilities available to customers from small businesses to large multi-national entities
- Delivering solutions across all lines of business for our customers with proximity to their markets
- Specialized products tailored to meet our customers specific needs

Market Profile

- Hundreds of thousands of middle market businesses ensuring low customer concentration
- Customer base values advice & service that can be difficult for small, local competitors to provide
- Highly fragmented, providing attractive opportunity for market share growth
- Primary competition is the local broker/agent

[1] Represents total revenues divided by the average number of full-time equivalent employees at the beginning of the year and the number of full-time equivalent employees at the end of the year.

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Breadth & Depth Of Expertise

INDUSTRY	Customers span hundreds of industry classifications with 14 primary industries
COVERAGE	Coverage placed for almost every line, with 15 primary lines
MARKETS	Placing coverage for 1,000+ carrier partners & with 50 significant carriers

The Retail Segment provides broad and deep expertise to our customers, while maintaining close proximity to the communities in which our customers operate their businesses.

Capabilities

EDUCATIONAL INSTITUTIONS | CONSTRUCTION | MANUFACTURING | RETAIL | FINANCE & INSURANCE | PUBLIC ENTITIES | REAL ESTATE | HEALTHCARE | NON-PROFITS

Revenue

$5B+

$1M

- Property
- Casualty
- Workers' Compensation
- Professional / Cyber Liability
- Captive Management & Actuarial Services
- Environmental Liability
- Claims & Loss Control
- Consulting / Analytics
- Group Medical & Benefits
- Ancillary / Non-Medical Benefits
- Group Retirement & Savings

Employees

50,000+

50

Investing For The Future

CAPABILITIES	• Employee benefits technology & compliance tools • Customer experience • Acquisitions
TECHNOLOGY	• Data & analytics • Standardized agency management platform • Operational efficiency
TEAMMATES	• Ownership • Producer incentives • Brown & Brown University

The Retail Segment continuously invests in our business to develop teammates, increase capabilities, and enhance operational effectiveness in order to deliver world-class solutions & service to our customers.



National Programs Segment

Segment Overview – National Programs

Key Metrics

	2017	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	7.0%	5.9%	13.5%
Organic Revenue Growth	6.1%	4.0%	5.6%
EBITDAC Margin	37.5%	37.8%	37.3%
Revs/Teammate (in thousands)[1]	$249.1	$244.3	$241.3

Business Mix



15%
10%
41%
34%
Commercial Lines
Personal Lines
Professional Liability
Public Entity

Business Overview

- Brown & Brown National Programs is a leading program administrator in the insurance industry.
- Our National Programs team partners with insurance companies and provides services such as underwriting, distribution management, policy administration, and claims handling.

Programs

- Our National Programs Segment works with over 40 carrier partners, offering more than 60 programs nationwide.
- Examples include earthquake; flood; personal lines; habitational, lender-placed coverage for financial institutions; and public entity risk management.

[1] Represents total revenues divided by the average number of full-time equivalent employees at the beginning of the year and the number of full-time equivalent employees at the end of the year.

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Breadth & Depth Of Expertise & Capabilities

INDUSTRY	• 60+ programs • $2.8B+ in written premium • Management team
CAPABILITIES	• Turnkey & bespoke solutions • Underwriting expertise • Product development • Technology, data & analytics
MARKETS	• 40+ carrier relationships • Robust marketing team • Nationwide distribution network

The National Programs Segment delivers broad and deep expertise to its carrier partners and tailored solutions for distribution partners to drive efficient and effective placement of coverage.

Solutions



Leadership
Technology, Data & Analytics
Programs
Carriers
Program Underwriters

Carriers Focus On:

- Capital investments
- Established program metrics
- Portfolio underwriting management
- Reinsurance
- Risk management

Daily Program Support & Servicing:

- Technology
- Underwriting
- Billing & collection
- Claims administration & management
- Operations & mailroom
- Policy administration
- Program management
- Marketing & distribution

National Programs provides carriers with the complete infrastructure to launch and manage broad or niche programs.

Arrowhead Core Commercial

- Program launched in July 2017
- QBE signed a multi-year commitment for underwriting authority in North America
- Target market is standard commercial business with premiums generally under $100K
- Core commercial program consists of business owner and commercial package policies
- Increased nationwide independent agency partners
- Early losses due to investment in technology platform and program start-up costs
- Will leverage new technology platform for other programs
- EBITDAC Margin for the core commercial program is projected to be commensurate with the EBITDAC Margin of the National Programs Segment by end of 2021

Original Estimates Made at Program Launch		
($ Millions; unaudited)	2017	2018
Core commissions and fees	$6-$8	$15-$17
Income before income taxes	($3)-($1)	($4)-($2)
EBITDAC	($3)-($1)	($4)-($2)



Wholesale Brokerage Segment

Segment Overview – Wholesale Brokerage

Key Metrics

	2017	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	11.8%	8.6%	10.1%
Organic Revenue Growth	6.6%	5.6%	7.9%
EBITDAC Margin	32.7%	33.8%	29.4%
Revs/Teammate (in thousands)[1]	$233.3	$225.3	$215.9

Business Mix



39%
61%
Binding Authority
Brokerage

Business Overview

- The Wholesale Brokerage Segment primarily distributes excess & surplus commercial insurance through a broad, nationwide network of retail agents, including Brown & Brown retail agents.

Key Go-to-Market Brands

- APEX Insurance Services
- Decus Insurance Brokers
- ECC Insurance Brokers
- Halcyon Underwriters
- Hull & Company
- MacDuff Underwriters
- Morstan General Agency
- National Risk Solutions
- Peachtree Special Risk Brokers
- Texas Security General Insurance Agency

[1] Represents total revenues divided by the average number of full-time equivalent employees at the beginning of the year and the number of full-time equivalent employees at the end of the year.

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Product & Underwriting Expertise

Areas of Expertise

- Open market brokerage & full underwriting binding authority
- Product-specific expertise
- Layering expertise
- Modeling expertise
- Product development team
- Policy forms

Underwriting & Products

- High-risk property/casualty exposures
- Transportation, auto, garage
- Personal lines
- Financial & professional exposures
- Rental car programs
- Police department liability
- Marine
- Workers' compensation
- Environmental

Distribution

- 16,000+ independent retail agency customers
- 50 States, Canada, UK, EU
- 20+ binding authority contracts
- Represent 200+ carriers
- London broker providing Lloyd's and Bermuda access



Services

Segment

Segment Overview - Services

Key Metrics

	2017	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	5.8%	6.6%	7.1%
Organic Revenue Growth	5.1%	5.2%	4.0%
EBITDAC Margin	24.3%	22.8%	24.5%
Revs/Teammate (in thousands)[1]	$179.7	$175.3	$172.9

Business Mix



38%
62%
Claims Third-Party Administrators (TPAs)
Medicare Set-Aside/Social Security Advocacy

Business Overview

- The Services Segment is composed of claims advocacy businesses, claims adjusting, claims processing, including property, auto, and workers compensation.
- These businesses work on behalf of our carrier partners, public institutions, and private companies.

Businesses

- The Advocator Group, LLC
- American Claims Management
- ICA
- NuQuest
- Professional Disability Associates
- Preferred Governmental Claims Solutions
- Social Security Advocates for the Disabled
- USIS

[1] Represents total revenues divided by the average number of full-time equivalent employees at the beginning of the year and the number of full-time equivalent employees at the end of the year.

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Services Capabilities

Medicare Set-Aside / Social Security

- Specialized claims services
- Compliance solutions
- Experience and scope
- Data and analytics
- Nationwide expert network

Claims TPA

- Nationwide coverage
- Customer-centric service model
- Robust claims management
- Scalable & flexible technology
- Loss control/safety programs



Acquisitions

Disciplined M&A Strategy

Strategic Rationale

- Create long-term shareholder value
- Find high-quality businesses & teams that fit culturally
- Target strategic stand-alone and fold-in opportunities
- Evaluate each opportunity in a consistent fashion and price accordingly
- Identify and involve senior operating leaders early in the process to make for a smooth transition

M&A Screening & Integration Process

- Consistent due diligence process
- Corporate & segment teams involved
- Sponsor responsible post acquisition
- Integrate Finance, IT, and HR
- Leverage carrier relationships & capabilities to drive value

10-Year Total Acquired Revenue - $888M[1]


($) in millions
$62
$58
$253
$515
Retail
National Programs
Wholesale Brokerage
Services

[1] Represents the approximate annual revenue of businesses and books of business acquired between 2008 and 2017.

Acquired Revenue[1] By Year



($) in millions
$120
$26
$70
$89
$150
$143
$160
$56
$56
$18
$95
10 yr avg - $89m
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018 TO-DATE

[1] Represents the approximate annual revenue of businesses and books of business acquired between 2008 and 2018 to-date.

Closed Transactions - 2018

SERVCO PACIFIC INSURANCE

F&I RESOURCES

adg

KERXTON INSURANCE AGENCY INC.

HSR Health Special Risk, Inc.

PDA Professional Disability Associates

16 Transactions / $95M Annual Revenue



Technology & Innovation

Technology Evolution


Innovate
Optimize
Standardize
Impact
Value
Business Value Maturity
Operational Excellence
Service Excellence
Information Technology Maturity

Connected Teammate



Enhance Teammate Experience
Reduce Risk/Exposure
Enhance Intelligence
Innovation
Workforce Collaboration
Lower Total Cost of Ownership

Information Technology Update

Program Objectives

- Upgrade core financial and management reporting systems
- Streamline and simplify core architecture
- Upgrade and enhance agency/policy management systems
- Enhance data capture and analytics
- Reduce inefficient technology spend
- Improve technology platforms to support growth

	Original Estimate	Updated Estimate
Potential investment [1]	$30-$40M	$30-$40M
Time horizon of investment	2-3 years	3-4 years
Breakeven	4-6 years	5-7 years
Interim EBITDAC Margin impact	35-60bps	50-60bps

(1) Represents impact to EBITDAC

Actual & Projected EBITDAC Margin Effect



0.5%
0.0%
-0.5%
-1.0%
2015
2016
2017
2018
2019
2020
2021
2022
Actual/Current Projection
Original Projection at Program Launch

Innovation Agenda

AI Based Driven Applications
Chatbots, Policy Checking, & Commercial Underwriting

New Product Development

Robotic Process Automation

Predictive Analytics
Claims, Marketing, Underwriting, Pricing & Operations

Claims Settlement Automation

Prefill
External, Third Party Data Aggregation

InsurTech Engagement


Tracking & Monitoring
Demos & Introductions
NDA - Deeper Evaluation
Proof of Concept
In Production



Financial Performance

Outperforming Peers[1] & Market

Revenue Growth



7%
6%
4%
9%
4%
4%
6%[2]
6%[2]
6%[2]
10-Year Average
5-Year Average
2017
BRO
Peers
S&P 500

EBITDAC Margin



34% 33% 32%
19% 19% 20%
19% 21% 19%
18% 22% 24%
18% 19% 19%
BRO
AJG
AON
MMC
WLTW
10-Year average EBITDAC Margin
5-Year average EBITDAC Margin
2017 EBITDAC Margin

Source: FactSet

[1] Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company.

[2] The 2017 revenue growth percentages are: BRO at 6.49%, Peers at 6.09%, and the S&P 500 at 6.14%

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Strong & Consistent Financial Performance

Brown & Brown Cash Flow Conversion Comparison



BRO
Peers 1
S&P 500
25%
20%
15%
10%
5%
0%
24%
10%
11%
23%
11%
11%
22%
10%
11%
10-year Average
5-year Average
2017

Source: FactSet, SNL Financial; Note: Willis Towers Watson Public Limited Company numbers represent legacy Willis business and do not include amounts for 2016 or 2017 due to merger-related adjustments

[1] Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company.

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Industry-Leading Cash Flow Yield


10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
8%
9%
9%
7%
9%
10%
8%
8%
8%
7%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
BRO 10-year average: 8.3%
S&P 500 10-year average: 6.7%
Peer 10-year average: 5.5%
Brown & Brown
Peer Average
S&P 500

Source: FactSet
Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company.

Strong Cash Generation[1]


($) in millions
10-Year CAGR = 7.5%
$232
$232
$264
$244
$254[2]
$475[2]
$395
$382
$411
$442
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

[1] Defined as Net cash provided by operating activities.
[2] Reflects acceleration of $50M in annual bonus payments from January 2013 into December 2012 reducing accrued expenses classification, as bonuses are traditionally paid in January.

Diluted Net Income Per Share Growth



$3.20
$2.70
$2.20
$1.70
$1.20
$0.70
$1.17
(13.3%)
$1.08
(7.7%)
$1.12
3.7%
$1.13
0.9%
$1.26
11.5%
$1.48
17.5%
$1.41
(4.7%)
$1.70
20.6%
$1.82
7.1%
$2.81
54.4%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Growth Of Diluted Net Income Per Share - Adjusted


$2.10
$1.90
$1.70
$1.50
$1.30
$1.10
$0.90
$0.70
10-Year CAGR = 3.6%
$1.17
(13.3%)
$1.08
(7.7%)
$1.12
3.7%
$1.13
0.9%
$1.26
11.5%
$1.49
18.3%
$1.66
11.4%
$1.71
3.0%
$1.86
8.8%
$1.92
3.2%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Balanced Long-Term Capital Deployment

($) in millions



$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Dividends
Earnouts
CapEx
Acquisitions
Share Repurchases



Ten Year
Cash Generated[1]: $3.3B
Cash Deployed: $3.7B
$175
$386
$549
$2,421
$169
Acquisitions
Dividends
CapEx
Earnouts
Share Repurchases

[1] Defined as net cash provided by operating activities.

Debt Outstanding To EBITDAC


Debt outstanding ($)
in millions
Debt to
EBITDAC Ratio
Gross Debt Outstanding
Gross Debt Outstanding to EBITDAC
Net Debt Outstanding to EBITDAC
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
$260
$267
$252
$251
$449
$479
$1,189
$1,145
$1,074
$976
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

"Gross Debt Outstanding" is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs

Balanced Leverage To Support Growth

Maturity Profile



Bank debt (floating rate)
Private placement debt (fixed rate)
Bonds
$600
$450
$300
$150
$0
$100
$20
$35
$40
$40
$250
$500
2018
2019
2020
2021
2022
2023
2024



$1,000
$800
$600
$400
$200
$-
$100
$500
$385
$800
Debt Outstanding
Available
Revolvers
Private Placement
Bonds
Bank Debt

Debt Leverage Policy

- Debt minimalization model
- Operating ranges:
  - Net debt outstanding to EBITDAC ratio of 0 – 2.5
  - Gross debt outstanding to EBITDAC ratio 0 – 3.0

Revolver

- Amended and extended in June 2017 to June 2022
- $800M of capacity, with expansion feature of up to $500M
- Max of 3.25 net debt to EBITDA ratio, with ability to spring up to 3.75 twice

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 53-64

Outlook

- Economy
- Carrier changes
- Technology investments & core commercial
- Acquisition impact
- Weather related events



Closing Comments

Closing Comments

- ✓ Business well positioned to capture future growth opportunities
- ✓ Market outlook for exposure growth is positive & premium rates are improving slightly
- ✓ Balanced capital strategy & liquidity to deliver long-term shareholder value
- ✓ Investing in technology to improve customer & teammate experience, data analytics & workflow efficiency
- ✓ Operating model consistently delivers industry leading margins & cash flow yield



GAAP To Non-GAAP Reconciliation

APPENDIX

Reconciliation Of Net Income & Net Income Margin To EBITDAC[1] & EBITDAC Margin[2]

($ millions, except per share data; unaudited)

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Net income	$166.1	$153.3	$161.8	$164.0	$184.0	$217.1	$206.9	$243.3	$257.5	$399.6
Net Income Margin[3]	17%	16%	17%	16%	15%	16%	13%	15%	15%	21%
Income taxes	$106.4	$101.5	$104.3	$106.5	$120.8	$140.5	$132.8	$159.3	$166.0	$50.1
Income before income taxes	$272.5	$254.8	$266.1	$270.5	$304.8	$357.6	$339.7	$402.6	$423.5	$449.7
Interest	$14.7	$14.6	$14.5	$14.1	$16.1	$16.4	$28.4	$39.2	$39.5	$38.3
Depreciation	$13.3	$13.2	$12.6	$12.4	$15.4	$17.5	$20.9	$20.9	$21.0	$22.7
Amortization	$46.6	$49.9	$51.4	$54.8	$63.6	$67.9	$82.9	$87.4	$86.7	$85.4
Change in estimated acquisition earn-out payables	-	-	($1.7)	($2.2)	$1.4	$2.5	$9.9	$3.0	$9.2	$9.2
EBITDAC	$347.1	$332.5	$342.9	$349.6	$401.3	$461.9	$481.8	$553.1	$579.9	$605.3
EBITDAC Margin	36%	34%	35%	34%	33%	34%	31%	33%	33%	32%
Total revenues	$977.6	$967.9	$973.5	$1,013.5	$1,200.0	$1,363.3	$1,575.8	$1,660.5	$1,766.6	$1,881.3

1 "EBITDAC" is defined as income before interest, income taxes, depreciation, amortization and change in estimated earn-out payables.
2 "EBITDAC Margin" is defined as EBITDAC divided by total revenue.
3 "Net Income Margin" is defined as net income divided by total revenue.

Reconciliation Of Net Income & Net Income Margin To EBITDAC[1] & EBITDAC Margin[2]

($ millions, except per share data; unaudited)	Retail					National Programs				
	2013	2014	2015	2016	2017	2013	2014	2015	2016	2017
Income before income taxes	$161.8	$157.5	$181.9	$188.0	$196.6	$61.2	$73.2	$67.7	$91.8	$110.0
Income Before Income Taxes Margin[3]	22%	19%	21%	20%	21%	20%	18%	16%	20%	23%
Interest	$34.7	$43.5	$41.0	$38.2	$31.1	$24.0	$49.7	$55.7	$45.7	$35.6
Depreciation	$5.9	$6.5	$6.6	$6.2	$5.2	$5.5	$7.8	$7.3	$7.9	$6.3
Amortization	$38.5	$42.9	$45.1	$43.4	$42.2	$15.0	$25.1	$28.5	$27.9	$27.3
Change in estimated acquisition earn-out payables	($1.4)	$7.5	$2.0	$10.3	$8.1	($0.8)	$0.3	$0.2	$0.2	$0.8
EBITDAC	$239.5	$257.9	$276.7	$286.1	$283.2	$104.9	$156.1	$159.4	$173.5	$179.9
EBITDAC Margin	32%	31%	32%	31%	30%	35%	39%	37%	39%	38%
Total revenues	$737.3	$823.7	$870.3	$917.4	$943.5	$301.4	$404.2	$428.7	$448.5	$479.8

1 "EBITDAC" is defined as income before interest, income taxes, depreciation, amortization and change in estimated earn-out payables.
2 "EBITDAC Margin" is defined as EBITDAC divided by total revenue.
3 "Income Before Income Taxes Margin" is defined as income before income taxes divided by total revenue.

Reconciliation Of Net Income & Net Income Margin to EBITDAC[1] & EBITDAC Margin[2]

($ millions, except per share data; unaudited)	Wholesale Brokerage					Services				
	2013	2014	2015	2016	2017	2013	2014	2015	2016	2017
Income before income taxes	$47.5	$8.3	$64.7	$62.6	$68.8	$25.8	$17.9	$19.7	$24.3	$30.5
Income Before Income Taxes Margin[3]	25%	4%	30%	26%	25%	20%	13%	14%	16%	18%
Interest	$2.3	$1.3	$0.9	$4.0	$6.3	$7.3	$7.7	$6.0	$5.0	$3.5
Depreciation	$2.7	$2.5	$2.1	$2.0	$1.9	$1.6	$2.2	$2.0	$1.9	$1.6
Amortization	$10.7	$10.7	$9.7	$10.8	$11.5	$3.7	$4.1	$4.0	$4.5	$4.5
Change in estimated acquisition earn-out payables	$2.0	$2.6	$0.8	($0.3)	$0.3	$2.8	($0.4)	$0.0	($1.0)	$0.0
EBITDAC	$65.2	$25.4	$78.2	$79.1	$88.8	$41.2	$31.5	$31.7	$34.7	$40.1
EBITDAC Margin	34%	12%	36%	33%	33%	31%	23%	22%	22%	24%
Total revenues	$193.7	$211.9	$217.0	$243.1	$271.7	$131.5	$136.6	$145.4	$156.4	$165.4

1 "EBITDAC" is defined as income before interest, income taxes, depreciation, amortization and change in estimated earn-out payables.
2 "EBITDAC Margin" is defined as EBITDAC divided by total revenue.
3 "Income Before Income Taxes Margin" is defined as income before income taxes divided by total revenue.

Reconciliation Of Net Cash Provided By Operating Activities to Free Cash Flow[1], Cash Flow Conversion[2] and Cash Flow Yield[3]

($ millions, except per share data; unaudited)

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Stock Price, as of the 10th day of the fiscal year	$19.52	$18.81	$19.75	$22.63	$25.46	$31.39	$32.91	$32.10	$36.42	$45.33
Total Shares	136,884	137,507	139,318	140,264	142,010	142,624	142,891	140,112	137,804	138,793
Equity Market Capitalization	$2,652.8	$2,589.8	$2,755.7	$3,242.9	$3,597.1	$4,461.3	$4,451.1	$4,546.6	$5,018.8	$6,291.5
Net cash provided by operating activities	$232.1	$232.1	$264.4	$244.5	$254.3	$474.8	$394.8	$381.8	$411.0	$442.0
Less Capital Expenditures	$14.1	$11.3	$10.5	$13.6	$24.0	$16.4	$24.9	$18.4	$17.8	$24.2
Free Cash Flow	$218.0	$220.8	$253.9	$230.9	$230.3	$458.4	$369.9	$363.4	$393.3	$417.8
Free Cash Flow	$218.0	$220.8	$253.9	$230.9	$230.3	$458.4	$369.9	$363.4	$393.3	$417.8
Total Revenue	$977.6	$967.9	$973.5	$1,013.5	$1,200.0	$1,363.3	$1,575.8	$1,660.5	$1,766.6	$1,881.3
Cash Flow Conversion	22%	23%	26%	23%	19%	34%	23%	22%	22%	22%
Free Cash Flow	$218.0	$220.8	$253.9	$230.9	$230.3	$458.4	$369.9	$363.4	$393.3	$417.8
Divided by Equity Market Capitalization	2,652.8	2,589.8	2,755.7	3,242.9	3,597.1	4,461.3	4,451.1	4,546.6	5,018.8	6,291.5
Cash Flow Yield	8%	9%	9%	7%	9%	10%	8%	8%	8%	7%

1 "Free Cash Flow" is defined as net cash provided from operations less capital expenditures.
2 "Cash Flow Conversion" is defined as free cash flow divided by total revenue.
3 "Cash Flow Yield" is defined as net cash provided from operations less capital expenditures, divided by equity market capitalization, as measured by average share price for year every 10th day of the year.

Reconciliation Of Diluted Net Income Per Share To Diluted Net Income Per Share - Adjusted

($ millions, except per share data; unaudited)

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Diluted Net income per share	$1.17	$1.08	$1.12	$1.13	$1.26	$1.48	$1.41	$1.70	$1.82	$2.81
Change in estimated acquisition earn-out payable	-	-	-	-	-	0.01	0.04	0.01	0.04	0.04
Loss on disposal - Axiom	-	-	-	-	-	-	0.21	-	-	-
Legal Settlement	-	-	-	-	-	-	-	-	-	(0.08)
Tax Reform Act	-	-	-	-	-	-	-	-	-	(0.85)
Diluted Net Income per Share - Adjusted	$1.17	$1.08	$1.12	$1.13	$1.26	$1.49	$1.66	$1.71	$1.86	$1.92

Reconciliation of Commissions & Fees To Organic Revenue

($ millions; Unaudited)	2017									
	Retail		Programs		Wholesale		Services		Total	
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Commissions and fees	$942.1	$916.1	$479.0	$447.8	$271.1	$242.8	$165.1	$156.1	$1,857.3	$1,762.8
Total Change	26.0		31.2		28.3		9.0		94.5	
Total Growth %	2.8%		7.0%		11.7%		5.8%		5.4%	
Contingent Commissions	(23.4)	(25.2)	(20.1)	(17.3)	(8.7)	(11.5)	0.0	0.0	(52.2)	(54.0)
Guaranteed Supplemental Commissions	(9.2)	(9.8)	(0.0)	(0.0)	(1.2)	(1.7)	0.0	0.0	(10.4)	(11.5)
Core commissions and fees	$909.5	$881.1	$458.9	$430.5	$261.2	$229.6	$165.1	$156.1	$1,794.7	$1,697.3
Acquisition revenues	(8.1)		(2.3)		(16.4)		(0.9)		(27.7)	
Divested business		(4.8)		(0.3)		0.0		0.2		(4.9)
Organic Revenue	$901.4	$876.3	$456.6	$430.2	$244.8	$229.6	$164.3	$156.3	$1,767.0	$1,692.4
Organic Revenue growth	$25.1		$26.4		$15.2		$7.9		$74.6	
Organic Revenue growth %	2.9%		6.1%		6.6%		5.1%		4.4%	

Reconciliation of Commissions & Fees To Organic Revenue

($ millions; Unaudited)	2016									
	Retail		Programs		Wholesale		Services		Total	
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Commissions and fees	$916.1	$866.5	$447.8	$428.5	$242.8	$216.6	$156.1	$145.4	$1,762.8	$1,657.0
Total Change	49.6		19.3		26.2		10.7		105.8	
Total Growth %	5.7%		4.5%		12.1%		7.4%		6.4%	
Contingent Commissions	(25.2)	(22.1)	(17.3)	(15.6)	(11.5)	(14.1)	0.0	0.0	(54.0)	(51.8)
Guaranteed Supplemental Commissions	(9.8)	(8.3)	(0.0)	(0.0)	(1.7)	(1.7)	0.0	0.0	(11.5)	(10.0)
Core commissions and fees	$881.1	$836.1	$430.5	$412.9	$229.6	$200.8	$156.1	$145.4	$1,697.3	$1,595.2
Acquisition revenues	(31.2)		(1.7)		(20.2)		(8.8)		(61.9)	
Divested business		(1.9)		(1.3)		0.0		(3.5)		(6.7)
Organic Revenue	$849.9	$834.2	$428.8	$411.6	$209.4	$200.8	$147.3	$141.9	$1,635.4	$1,588.5
Organic Revenue growth	$15.7		$17.2		$8.6		$5.4		$46.9	
Organic Revenue growth %	1.9%		4.2%		4.3%		3.8%		3.0%	

Reconciliation of Commissions & Fees To Organic Revenue

($ millions; Unaudited)	2015									
	Retail		Programs		Wholesale		Services		Total	
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Commissions and fees	$866.5	$822.1	$428.5	$397.3	$216.6	$211.5	$145.4	$136.5	$1,657.0	$1,567.4
Total Change	44.4		31.2		5.1		8.9		89.6	
Total Growth %	5.4%		7.9%		2.4%		6.5%		5.7%	
Contingent Commissions	(22.1)	(21.6)	(15.6)	(20.8)	(14.1)	(15.3)	0.0	0.0	(51.8)	(57.7)
Guaranteed Supplemental Commissions	(8.3)	(7.7)	(0.0)	(0.0)	(1.7)	(2.1)	0.0	0.0	(10.0)	(9.8)
Core commissions and fees	$836.1	$792.8	$412.9	$376.5	$200.8	$194.1	$145.4	$136.5	$1,595.2	$1,499.9
Acquisition revenues	(35.6)		(38.5)		(2.5)		0.0		(76.6)	
Divested business		(3.3)		(8.8)		(6.9)		(0.3)		(19.3)
Organic Revenue	$800.5	$789.5	$374.4	$367.7	$198.3	$187.2	$145.4	$136.2	$1,518.6	$1,480.6
Organic Revenue growth	$11.0		$6.7		$11.1		$9.2		$38.0	
Organic Revenue growth %	1.4%		1.8%		5.9%		6.8%		2.6%	

Reconciliation of Commissions & Fees To Organic Revenue

($ millions; Unaudited)	2014									
	Retail		Programs		Wholesale		Services		Total	
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Commissions and fees	$822.1	$730.9	$397.3	$300.3	$211.5	$193.3	$136.5	$131.0	$1,567.4	$1,355.5
Total Change	91.2		97.0		18.2		5.5		211.9	
Total Growth %	12.5%		32.3%		9.4%		4.2%		15.6%	
Contingent Commissions	(21.6)	(17.5)	(20.8)	(19.6)	(15.3)	(14.2)	0.0	0.0	(57.7)	(51.3)
Guaranteed Supplemental Commissions	(7.7)	(6.8)	(0.0)	(0.0)	(2.1)	(1.5)	0.0	0.0	(9.8)	(8.3)
Core commissions and fees	$792.8	$706.6	$376.5	$280.7	$194.1	$177.6	$136.5	$131.0	$1,499.9	$1,295.9
Acquisition revenues	(77.3)		(93.8)		(0.1)		(15.6)		(186.8)	
Divested business		(5.3)		(3.6)		0.0		0.5		(8.4)
Organic Revenue	$715.5	$701.3	$282.7	$277.1	$194.0	$177.6	$120.9	$131.5	$1,313.1	$1,287.5
Organic Revenue growth	$14.2		$5.6		$16.4		($10.6)		$25.6	
Organic Revenue growth %	2.0%		2.0%		9.2%		(8.1%)		2.0%	

Reconciliation of Commissions & Fees To Organic Revenue

($ millions; Unaudited)	2013									
	Retail		Programs		Wholesale		Services		Total	
	2013	2012	2013	2012	2013	2012	2013	2012	2013	2012
Commissions and fees	$730.9	$646.0	$300.3	$259.4	$193.3	$167.5	$131.0	$116.2	$1,355.5	$1,189.1
Total Change	84.9		40.9		25.8		14.8		166.4	
Total Growth %	13.1%		15.8%		15.4%		12.7%		14.0%	
Contingent Commissions	(17.5)	(12.8)	(19.6)	(18.5)	(14.1)	(12.3)	0.0	0.0	(51.2)	(43.6)
Guaranteed Supplemental Commissions	(6.8)	(6.7)	(0.0)	(0.3)	(1.4)	(2.2)	0.0	0.0	(8.2)	(9.2)
Core commissions and fees	$706.6	$626.5	$280.7	$240.6	$177.8	$153.0	$131.0	$116.2	$1,296.1	$1,136.3
Acquisition revenues	(79.5)		(7.1)		(4.3)		(0.7)		(91.6)	
Divested business		(7.4)		0.0		0.0		0.0		(7.4)
Organic Revenue	$627.1	$619.1	$273.6	$240.6	$173.5	$153.0	$130.3	$116.2	$1,204.5	$1,128.9
Organic Revenue growth	$8.0		$33.0		$20.5		$14.1		$75.6	
Organic Revenue growth %	1.3%		13.7%		13.4%		12.2%		6.7%	

Reconciliation of Current and Long-Term Debt to Net Debt Outstanding[1]

($ Millions, except per share data; unaudited)	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Current portion of long-term debt	$6.2	$17.1	$1.7	$1.2	$0.1	$100.0	$45.6	$73.1	$55.5	$120.0
Long-term debt less unamortized discount and debt issuance costs	$253.6	$250.2	$250.1	$250.0	$450.0	$380.0	$1,143.8	$1,071.6	$1,018.4	$856.1
Total Debt Outstanding	$259.8	$267.3	$251.8	$251.2	$450.1	$480.0	$1,189.4	$1,144.7	$1,073.9	$976.1
Cash and cash equivalents	$78.6	$197.1	$273.0	$286.3	$219.8	$203.0	$470.0	$443.4	$515.6	$573.4
Net Debt Outstanding	$181.2	$70.2	($21.2)	($35.1)	$230.3	$277.0	$719.4	$701.3	$558.3	$402.7

[1] "Net Debt Outstanding" is defined as Total Debt Outstanding less cash and cash equivalents.

For additional information:

Andrew Watts | Executive Vice President & Chief Financial Officer | 386-239-5770 | awatts@bbins.com

The Cheetah:
Since our beginning, we've known that doing the best for our customers requires constant persistence and vision. The cheetah, which represents vision, swiftness, strength, and agility, embodies our company culture and has served as a symbol for our company since the 1980's.